Birmiwal Oasis Fund
(BIRMX)

     Supplement dated December 30, 2014 to the Prospectus dated August 1, 2014
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The Board of Trustees of the Birmiwal Investment Trust, on behalf of the sole series of the Trust, the Birmiwal Oasis Fund (the "Fund"), has concluded that due to the relatively small size of the Fund, it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all remaining outstanding shares on January 30, 2015.

Effective December 30, 2014, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Prior to January 30, 2015, you may redeem your shares, including any reinvested distributions, in accordance with the "Instructions For Selling Fund Shares" section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, any redemption is subject to tax on any taxable gains. Please refer to the "Taxes" section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO JANUARY 30, 2015, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-800-417-5525 or the Fund’s adviser, Birmiwal Asset Management, Inc., at 1-206-542-7652.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated August 1, 2014, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated August 1, 2014, have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-417-5525.